Exhibit 99.2

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF OPERATIONS	(dollar amounts in thousands, except per share amounts)

	Thirteen weeks ended				Fifty-two weeks ended
	January 31, 2009		February 2, 2008		January 31, 2009		February 2, 2008
		%		%		%		%
	Amount	Sales	Amount	Sales	Amount	Sales	Amount	Sales

Merchandise Sales	$379,792	81.6	$426,417	82.4	$1,569,664	81.4	1,749,578	81.8
Service Revenue	85,744	18.4	91,222	17.6	358,124	18.6	388,497	18.2
Total Revenues	465,536	100.0	517,639	100.0	1,927,788	100.0	2,138,075	100.0
Costs of Merchandise Sales	290,588	76.5	334,594	78.5	1,129,162	71.9	1,305,952	74.6
Costs of Service Revenue	82,760	96.5	84,039	92.1	333,194	93.0	345,886	89.0
Total Costs of Revenues	373,348	80.2	418,633	80.9	1,462,356	75.9	1,651,838	77.3
Gross Profit from Merchandise Sales	89,204	23.5	91,823	21.5	440,502	28.1	443,626	25.4
Gross Profit from Service Revenue	2,984	3.5	7,183	7.9	24,930	7.0	42,611	11.0
Total Gross Profit	92,188	19.8	99,006	19.1	465,432	24.1	486,237	22.7
Selling, General and Administrative Expenses	123,599	26.5	125,872	24.3	485,044	25.2	518,373	24.2
Net Gain from Dispositions of Assets	161	—	13,322	2.6	9,716	0.5	15,151	0.7
Operating Loss	(31,250)	(6.7)	(13,544)	(2.6)	(9,896)	(0.5)	(16,985)	(0.8)
Non-operating Income	170	—	543	0.1	1,967	0.1	5,246	0.2
Interest Expense	8,071	1.7	14,805	2.9	27,048	1.4	51,293	2.4
Loss From Continuing Operations Before Income Taxes	(39,151)	(8.4)	(27,806)	(5.4)	(34,977)	(1.8)	(63,032)	(2.9)
Income Tax Benefit	(6,324)	16.2 (1)	(9,301)	33.4 (1)	(6,139)	17.6 (1)	(25,594)	40.6 (1)
Net Loss From Continuing Operations	(32,827)	(7.1)	(18,505)	(3.6)	(28,838)	(1.5)	(37,438)	(1.8)
Discontinued Operations, Net of Tax	(440)	(0.1)	(1,898)	(0.4)	(1,591)	(0.1)	(3,601)	(0.2)
Net Loss	(33,267)	(7.1)	(20,403)	(3.9)	(30,429)	(1.6)	(41,039)	(1.9)
Retained Earnings, beginning of period	396,697		431,088		406,819		463,797
Cumulative effect adjustment for adoption of EITF 06-10, net of tax	—		—		(1,165)		—
Cumulative effect adjustment for adoption of FIN 48	—		—		—		(155)
Cumulative adjustment for change in measurement date			(189)				(189)
Cash Dividends	(3,560)		(3,547)		(14,111)		(14,177)
Effect of Stock Options	—		(71)		(37)		(1,332)
Dividend Reinvestment Plan	(1,200)		(59)		(2,407)		(86)
Retained Earnings, end of period	$358,670		$406,819		$358,670		$406,819

Basic and Diluted Loss per Share:
Net Loss From Continuing Operations	$(0.63)		$(0.36)		$(0.55)		$(0.72)
Discontinued Operations, Net of Tax	—		(0.03)		(0.03)		(0.07)
Loss per Share	$(0.63)		$(0.39)		$(0.58)		$(0.79)

Cash Dividends per Share	$0.0675		$0.0675		$0.2700		$0.2700

(1)	As a percentage of loss from continuing operations before income taxes.

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED BALANCE SHEETS	(dollar amounts in thousands, except per share amounts)

	January 31, 2009	February 2, 2008

Assets
Current Assets:
Cash and cash equivalents	$21,332	$20,926
Accounts receivable, less allowance for uncollectible accounts of $1,912 and $1,937	28,831	29,450
Merchandise inventories	564,931	561,152
Prepaid expenses	25,390	43,842
Other	62,421	77,469
Assets held for disposal	12,653	16,918
Total Current Assets	715,558	749,757
Property and Equipment - net	740,331	780,779
Deferred income taxes	77,708	20,775
Other	18,792	32,609
Total Assets	$1,552,389	$1,583,920

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$212,340	$245,423
Trade payable program liability	31,930	14,254
Accrued expenses	254,754	292,623
Deferred income taxes	35,848	—
Current maturities of long-term debt and obligations under capital leases	1,453	2,114
Total Current Liabilities	536,325	554,414

Long-term debt and obligations under capital leases, less current maturities	352,382	400,016
Other long-term liabilities	70,322	72,183
Deferred gain from asset sales	170,204	86,595
Commitments and Contingencies
Stockholders’ Equity:
Common Stock, par value $1 per share:
Authorized 500,000,000 shares; Issued 68,557,041 shares	68,557	68,557
Additional paid-in capital	292,728	296,074
Retained earnings	358,670	406,819
Accumulated other comprehensive loss	(18,075)	(14,183)
Less cost of shares in treasury - 14,124,021 shares and 14,609,094 shares	219,460	227,291
Less cost of shares in benefits trust - 2,195,270 shares	59,264	59,264
Total Stockholders’ Equity	423,156	470,712
Total Liabilities and Stockholders’ Equity	$1,552,389	$1,583,920

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF CASH FLOWS	(dollar amounts in thousands)

Fifty-two weeks ended	January 31, 2009	February 2, 2008

Cash Flows from Operating Activities:
Net Loss	$(30,429)	$(41,039)
Adjustments to reconcile net earnings to net cash provided by continuing operations:
Discontinued operations	1,591	3,601
Depreciation and amortization	73,207	81,036
Inventory Impairment	—	32,803
Amortization of deferred gain from asset sales	(10,285)	(1,030)
Accretion of asset disposal obligation	263	276
Stock compensation expense	2,743	9,756
Gain from debt retirement	(3,460)	—
Deferred income taxes	(6,258)	(28,187)
Gain from dispositions of assets	(9,716)	(15,151)
Change in fair value of derivative	177	9,268
Loss from asset impairment	3,427	7,199
Excess tax benefits from stock based awards	(3)	(1,104)
Change in cash surrender value of life insurance policies	100	(4,928)
Changes in Operating Assets and Liabilities:
Decrease (increase) in accounts receivable, prepaid expenses and other	23,904	(1,579)
(Increase) decrease in merchandise inventories	(3,779)	13,087
Decrease in accounts payable	(33,083)	(20,066)
(Decrease) increase in accrued expenses	(34,993)	10,083
Decrease in other long-term liabilities	(11,992)	(3,224)
Net cash (used in) provided by continuing operations	(38,586)	50,801
Net cash (used in) provided by discontinued operations	(921)	1,983
Net Cash (Used in) Provided by Operating Activities	(39,507)	52,784

Cash Flows from Investing Activities:
Cash paid for master lease properties	(117,121)	—
Cash paid for property and equipment	(34,762)	(43,116)
Proceeds from dispositions of assets	210,635	162,712
Life insurance proceeds received	15,588	30,045
Net cash provided by continuing operations	74,340	149,641
Net cash provided by (used in) discontinued operations	4,386	(379)
Net Cash Provided by Investing Activities	78,726	149,262

Cash Flows from Financing Activities:
Borrowings under line of credit agreements	205,162	570,094
Payments under line of credit agreements	(223,345)	(545,617)
Excess tax benefits from stock based awards	3	1,104
Borrowings on trade payable program liability	196,680	142,884
Payments on trade payable program liability	(179,004)	(142,620)
Payment for finance issuance cost	(6,936)	(85)
Proceeds from lease financing	8,661	4,827
Reduction of long-term debt	(26,528)	(165,409)
Payments on capital lease obligations	(270)	(286)
Dividends paid	(14,111)	(14,177)
Repurchase of common stock	—	(58,152)
Proceeds from exercise of stock options	23	3,652
Proceeds from dividend reinvestment plan	852	781
Net Cash Used in Financing Activities	(38,813)	(203,004)
Net Increase (Decrease) in Cash and Cash Equivalents	406	(958)
Cash and Cash Equivalents at Beginning of Period	20,926	21,884
Cash and Cash Equivalents at End of Period	$21,332	$20,926

Supplemental Disclosure of Cash Flow Information:
Cash paid for income taxes	$1,330	$3,147
Cash paid for interest	$23,088	$44,129
Accrued purchases of property and equipment	$1,214	$1,985

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

COMPUTATION OF BASIC AND DILUTED LOSS PER SHARE	(in thousands, except per share data)

		Thirteen weeks ended		Fifty-two weeks ended
		January 31, 2009	February 2, 2008	January 31, 2009	February 2, 2008

(a)	Net Loss From Continuing Operations	$(32,827)	$(18,505)	$(28,838)	$(37,438)
	Discontinued Operations, Net of Tax	(440)	(1,898)	(1,591)	(3,601)

	Net Loss	$(33,267)	$(20,403)	$(30,429)	$(41,039)

(b)	Basic average number of common shares outstanding during period	52,223	51,903	52,136	52,130

	Common shares assumed issued upon exercise of dilutive stock options, net of assumed repurchase, at the average market price	—	—	—	—

(c)	Diluted average number of common shares assumed outstanding during period	52,223	51,903	52,136	52,130

	Basic Loss per Share:
	Net Loss From Continuing Operations (a) /(b)	$(0.63)	$(0.36)	$(0.55)	$(0.72)
	Discontinued Operations, Net of Tax	—	(0.03)	(0.03)	(0.07)
	Basic Loss per Share	$(0.63)	$(0.39)	$(0.58)	$(0.79)
	Diluted Loss per Share:
	Net Loss From Continuing Operations (a) /(c)	$(0.63)	$(0.36)	$(0.55)	$(0.72)
	Discontinued Operations, Net of Tax	—	(0.03)	(0.03)	$(0.07)
	Diluted Loss per Share	$(0.63)	$(0.39)	$(0.58)	$(0.79)

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

ADDITIONAL INFORMATION	(dollar amounts in thousands)

	Thirteen weeks ended		Fifty-two weeks ended
	January 31, 2009	February 2, 2008	January 31, 2009	February 2, 2008

Capital Expenditures (A)	$11,889	$12,423	$151,113	$42,496

Depreciation and Amortization	$18,097	$19,312	$73,206	$81,036

Non-operating Income:
Net Rental Revenue	$123	$439	$1,193	$2,288
Investment Income	35	112	780	3,011
Other (Expense) Income	12	(8)	(6)	(53)

Total	$170	$543	$1,967	$5,246

Comparable Sales Percentages:
Merchandise	-9.1%	-4.4%	-8.4%	-4.2%
Service	-5.5%	1.0%	-6.2%	1.8%
Total	-8.5%	-3.8%	-8.0%	-3.1%

Total Square Feet of Retail Space (including service centers)			11,514,000	11,514,000

Total Store Count			562	562

Sales and Gross Profit by Line of Business (B):

Retail Sales	$255,314	$302,132	$1,058,021	1,226,175
Service Center Revenue	210,222	215,507	869,767	911,900
Total Revenues	$465,536	$517,639	$1,927,788	$2,138,075

Gross Profit from Retail Sales	$53,123	$55,906	$273,262	280,606
Gross Profit from Service Center Revenue	39,065	43,100	192,170	205,631
Total Gross Profit	$92,188	$99,006	$465,432	$486,237

Comparable Sales Percentages (B):

Retail Sales	-13.2%	-7.0%	-11.8%	-7.2%
Service Center Revenue	-1.9%	0.9%	-2.9%	2.8%
Total Revenues	-8.5%	-3.8%	-8.0%	-3.1%

Gross Profit Percentage by Line of Business (B):

Gross Profit Percentage from Retail Sales	20.8%	18.5%	25.8%	22.9%
Gross Profit Percentage from Service Center Revenue	18.6%	20.0%	22.1%	22.5%
Total Gross Profit Percentage	19.8%	19.1%	24.1%	22.7%

(A) Capital expenditures includes $117.1 million for the purchase of master lease properties.

(B) Retail Sales include DIY and Commercial sales.  Service Center Revenue includes revenue from labor and installed parts and tires.

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

ADDITIONAL INFORMATION	(dollar amounts in thousands)

	First Quarter-to-Date (A)
	April 7, 2009	April 8, 2008

Comparable Sales Percentages:

Merchandise	-1.3%	-6.0%
Service	3.5%	-3.1%
Total	-0.4%	-5.5%

Comparable Sales Percentages (B):

Retail Sales	-3.0%	-9.9%
Service Center Revenue	2.7%	0.4%
Total Revenues	-0.4%	-5.5%

(A) The first quarter-to-date for the current year covers the period from February 1, 2009 to April 7, 2009 and the first quarter-to-date for the prior year covers the corresponding period from February 3, 2008 to April 8, 2008.

(B) Retail Sales include DIY and Commercial sales. Service Center Revenue includes revenue from labor and installed parts and tires.